UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 2, 2010

China Electric Motor, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34613	26-1357787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sunna Motor Industry Park, Jian’an, Fuyong Hi-Tech Park, Baoan District, Shenzhen, Guangdong, China
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code	86-755-81499 9969

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 5.02	Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           Approval of 2010 Omnibus Incentive Plan

On August 2, 2010, at the 2010 Annual Meeting of Stockholders (“Annual Meeting”) of China Electric Motor, Inc., (“Company”) the stockholders approved the Company’s 2010 Omnibus Incentive Plan (“Plan”).  The Plan became effective on August 2, 2010 and will be administered by the Compensation Committee of the Company's Board of Directors, with participation and approval of the Board of Directors.  Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

An aggregate of 3,000,000 shares of the Company's common stock is reserved initially for issuance and available for awards under the Plan.

A copy of the Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.  The description of the Plan contained herein is qualified in its entirety by reference to the full text of the Plan. In addition, a more detailed description of the material features of the Plan is contained in Proposal No. 3 of the Proxy Statement filed with the U.S. Securities and Exchange Commission on July 2, 2010 (the “Proxy Statement”) and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2010 Annual Meeting of Stockholders on August 2, 2010. For more information about the proposals, see the Company’s Proxy Statement, the relevant portions of which are incorporated herein by reference.

At the Annual Meeting, stockholders representing 14,356,089 shares, or 69.2%, of the 20,744,743 shares of common stock outstanding on the record date of June 24, 2010 were present in person or by proxy, constituting a quorum for the purposes of the Annual Meeting. The matters voted upon at the Annual Meeting and the voting results were as follows:

Proposal No. 1 -  Election of Directors:  The Company’s stockholders elected, by a plurality of the votes cast, each of the seven nominees to the Board of Directors, to serve until the Company’s 2011 annual meeting of stockholders or until their respective successors have been elected, as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Fugui Wang	12,001,391	35,214	2,319,484
Guoqiang Zhang	12,001,246	35,359	2,319,484
Liang Tang	12,001,391	35,214	2,319,484
Heung Sang Fong	12,001,246	35,359	2,319,484
Yue Wang	12,001,391	35,214	2,319,484
James M. Lee	12,001,691	34,914	2,319,484
Tony Shen	12,001,692	34,913	2,319,484

Votes withheld and broker non-votes were not counted as votes cast and had no effect on the result of the vote.

Proposal Number 2 – Ratification of Appointment of Independent Auditor:  Ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 required an affirmative vote of a majority of all votes cast at the Annual Meeting of Stockholders.  Abstentions are not counted as votes cast and had no effect on the result of the vote.  The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,137,727	139,440	78,922	n/a

Proposal No. 3 - Approval of the 2010 Omnibus Incentive Plan:  Approval of the Plan required the affirmative vote of at least a majority of votes cast of the stockholders present in person or by proxy at the Annual Meeting of Stockholders.  Abstentions and broker non-votes are not counted as votes cast and had no effect on the result of the vote.  The Plan was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,322,398	1,681,168	33,039	2,319,484

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	China Electric Motor, Inc. 2010 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ELECTRIC MOTOR, INC.

Date: August 4, 2010	By:	/s/ Yue Wang
	Name:	Yue Wang
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	China Electric Motor, Inc. 2010 Omnibus Incentive Plan.